UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
Form 8-K
Current Report
_____________________________

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 27, 2021
Date of Report (Date of earliest event reported)

Truist Financial Corporation
(Exact name of registrant as specified in its charter)
_____________________________

North Carolina	1-10853	56-0939887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 North Tryon Street
Charlotte,	North Carolina	28202
(Address of principal executive offices)		(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $5 par value	TFC	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series H Non-Cumulative Perpetual Preferred Stock	TFC.PH	New York Stock Exchange
Depositary Shares each representing 1/4,000th interest in a share of Series I Perpetual Preferred Stock	TFC.PI	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities each representing 1/100th interest in a share of Series J Perpetual Preferred Stock	TFC.PJ	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock	TFC.PO	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series R Non-Cumulative Perpetual Preferred Stock	TFC.PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders

Annual Meeting

On April 27, 2021, Truist Financial Corporation (the “Corporation”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 1,188,930,837 shares of the Corporation’s common stock were present or represented by proxy at the meeting. This represented approximately 88.43% of the Corporation’s 1,344,453,042 shares of common stock that were outstanding and entitled to vote at the Annual Meeting. Truist shareholders voted on three proposals and cast their votes as described below. The proposals are described in the Corporation’s 2021 Proxy Statement.

Proposal 1: Election of Directors

Each of the individuals named below was elected to serve as a director of the Corporation for a one-year term expiring at the 2022 Annual Meeting of Shareholders:

Name	Votes For	Votes Against	Abstentions
Jennifer S. Banner	1,003,554,018	41,017,776	2,846,709
K. David Boyer, Jr.	1,024,721,865	19,798,352	2,898,286
Agnes Bundy Scanlan	1,036,980,070	7,388,262	3,050,171
Anna R. Cablik	1,022,276,081	22,309,451	2,832,971
Dallas S. Clement	1,035,738,762	8,574,504	3,105,237
Paul D. Donahue	1,036,906,319	7,391,810	3,120,374
Paul R. Garcia	1,036,124,256	8,203,437	3,090,810
Patrick C. Graney III	1,034,043,657	10,407,380	2,967,466
Linnie M. Haynesworth	1,038,589,399	5,769,425	3,059,679
Kelly S. King	998,138,882	42,895,592	6,384,029
Easter A. Maynard	1,033,605,796	10,765,437	3,047,270
Donna S. Morea	1,001,453,580	42,900,075	3,064,848
Charles A. Patton	960,096,628	84,335,472	2,986,403
Nido R. Qubein	1,029,548,424	14,888,740	2,981,339
David M. Ratcliffe	1,004,776,481	39,569,128	3,072,894
William H. Rogers, Jr.	1,022,256,495	22,479,712	2,682,296
Frank P. Scruggs, Jr.	1,036,543,987	7,816,525	3,057,991
Christine Sears	1,036,234,591	8,205,715	2,978,197
Thomas E. Skains	1,026,016,384	18,356,801	3,045,318
Bruce L. Tanner	1,035,712,314	8,577,454	3,128,735
Thomas N. Thompson	1,024,974,822	19,404,007	3,039,674
Steven C. Voorhees	1,034,551,961	9,708,960	3,157,582

There were 141,512,334 broker non-votes for each director on this proposal.

Proposal 2: Ratification of Auditors

Shareholders ratified the reappointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2021.

Votes For	Votes Against	Abstentions
1,172,193,193	14,436,934	2,300,710

There were no broker non-votes for this proposal.

Proposal 3: Advisory Vote Regarding Truist’s Executive Compensation Program

Shareholders approved Truist’s executive compensation program, as described in the Corporation’s 2021 Proxy Statement.

Votes For	Votes Against	Abstentions
987,856,587	52,551,866	7,010,050

There were 141,512,334 broker non-votes for this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUIST FINANCIAL CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: April 30, 2021